Exhibit 99.2

July 20th, 2020

Good Morning,

I’m pleased to share that today Majesco announced a deal to be acquired by Thoma Bravo L.P., a leading investment firm with a 40-year history of providing capital and strategic support to growing technology companies, including insurance technology companies.

This is an exciting partnership for Majesco and one that provides the scale, breadth, and capabilities to better serve and further invest in our customers. The added benefits and flexibility we now have as a private company, combined with the knowledge and domain expertise of Thoma Bravo, provide us with the resources needed to more effectively focus on our long-term investment and growth objectives.

Thoma Bravo shares our strategic vision and corporate culture that is built on collaboration and innovation. Because of this, we’re confident in our ability to deliver market- leading solutions for insurance business transformation.

Upon completion of the transaction, Majesco will continue to run under the leadership of myself and the existing Majesco Leadership Team.

We will continue to work diligently to gain your trust and prove that our industry-recognized solutions and experienced team is well positioned to help you build the future of insurance.

We will keep you posted on our plans moving forward, and how this new partnership furthers our ability to support our clients. In the meantime, please do not hesitate to reach out with any questions you may have.

We look forward to connecting with you soon.

Thank you again for your time.

Adam Elster

CEO

Copyright © 2020 Majesco. All rights reserved.
Majesco confidential and proprietary information for Majesco internal use only.
No unauthorized copying or distribution permitted.

Cautionary Language Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission (the “SEC”) and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this communication include, but are not limited to: the incurrence of unexpected costs, liabilities or delays relating to the merger; the failure to satisfy the conditions to the merger; the failure to obtain shareholder approval of the merger; and the failure of Thoma Bravo to obtain financing anticipated to consummate the merger.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information:

In connection with the proposed merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed merger with the SEC. The consent solicitation statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of Majesco's board of directors with respect to the merger. SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave., Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary.

Participants in the Solicitation:

Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed merger. Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco common stock is included in the Proxy Statement for Majesco’s 2019 Annual Meeting of Stockholders (the “2019 Proxy Statement”), filed with the SEC on July 26, 2019, and in Current Reports on Form 8-K filed with the SEC on September 10, 2019 and on July 13, 2020. To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed merger.

July 20th, 2020

Dear Valued Partner,

I’m pleased to share that today Majesco announced a deal to be acquired by Thoma Bravo L.P., a leading investment firm with a 40-year history of providing capital and strategic support to growing technology companies, including insurance technology companies.

This is an exciting opportunity for Majesco and one that provides the scale, breadth, and capabilities to better serve and further invest in our customers and strategic partnerships. The added benefits and flexibility we now have as a private company, combined with the knowledge and domain expertise of Thoma Bravo, provide us with the resources needed to more effectively focus on our long-term investment and growth objectives.

Thoma Bravo shares our strategic vision and corporate culture that is built on collaboration and innovation. Because of this, we’re confident in our ability to continue delivering our customers market- leading solutions for insurance business transformation.

Upon completion of the transaction, Majesco will operate as a privately held company under the continued leadership of myself and the existing Majesco Leadership Team.

In partnership with Thoma Bravo, we will continue to build on the momentum we’ve gained and keep the needs of the industry, our customers and partnerships at the center of our vision, strategy and decision-making process.

We will keep you posted on our plans, and how this new partnership will benefit you long-term. In the meantime, please do not hesitate to contact your representative with any questions you may have.

We sincerely appreciate our relationship and look forward to a successful future.

Thank you again for your continued confidence and support of Majesco.

Adam Elster

CEO

Copyright © 2020 Majesco. All rights reserved.
Majesco confidential and proprietary information for Majesco internal use only.
No unauthorized copying or distribution permitted.

Cautionary Language Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission (the “SEC”) and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this communication include, but are not limited to: the incurrence of unexpected costs, liabilities or delays relating to the merger; the failure to satisfy the conditions to the merger; the failure to obtain shareholder approval of the merger; and the failure of Thoma Bravo to obtain financing anticipated to consummate the merger.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information:

In connection with the proposed merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed merger with the SEC. The consent solicitation statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of Majesco's board of directors with respect to the merger. SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave., Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary.

Participants in the Solicitation:

Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed merger. Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco common stock is included in the Proxy Statement for Majesco’s 2019 Annual Meeting of Stockholders (the “2019 Proxy Statement”), filed with the SEC on July 26, 2019, and in Current Reports on Form 8-K filed with the SEC on September 10, 2019 and on July 13, 2020. To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed merger.

July 20th, 2020

Dear Customer,

I’m pleased to share that today Majesco announced a deal to be acquired by Thoma Bravo L.P., a leading investment firm with a 40-year history of providing capital and strategic support to growing technology companies, including insurance technology companies.

This is an exciting partnership for Majesco and one that provides the scale, breadth, and capabilities to better serve and further invest in our customers. The added benefits and flexibility we now have as a private company, combined with the knowledge and domain expertise of Thoma Bravo, provide us with the resources needed to more effectively focus on our long-term investment and growth objectives.

Thoma Bravo shares our strategic vision and corporate culture that is built on collaboration and innovation. Because of this, we’re confident in our ability to continue delivering our customers market- leading solutions for insurance business transformation.

Upon completion of the transaction, Majesco will operate as a privately held company under the continued leadership of myself and the existing Majesco Leadership Team.

We are grateful for your trust and remain committed to delivering the same high level of service as we work together to create the future of insurance.

We will keep you posted on our plans, and how this new partnership will benefit you long-term. In the meantime, please do not hesitate to contact your representative with any questions you may have.

We sincerely appreciate and value your business.

Thank you again for your continued support.

Adam Elster

CEO

Copyright © 2020 Majesco. All rights reserved.
Majesco confidential and proprietary information for Majesco internal use only.
No unauthorized copying or distribution permitted.

Cautionary Language Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission (the “SEC”) and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this communication include, but are not limited to: the incurrence of unexpected costs, liabilities or delays relating to the merger; the failure to satisfy the conditions to the merger; the failure to obtain shareholder approval of the merger; and the failure of Thoma Bravo to obtain financing anticipated to consummate the merger.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information:

In connection with the proposed merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed merger with the SEC. The consent solicitation statement and other materials filed with the SEC will contain important information regarding the merger, including, among other things, the recommendation of Majesco's board of directors with respect to the merger. SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave., Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary.

Participants in the Solicitation:

Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed merger. Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco common stock is included in the Proxy Statement for Majesco’s 2019 Annual Meeting of Stockholders (the “2019 Proxy Statement”), filed with the SEC on July 26, 2019, and in Current Reports on Form 8-K filed with the SEC on September 10, 2019 and on July 13, 2020. To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed merger.